                                                                  EXHIBITS 10.31
                                                                       AND 10.38

                                                                 Draft of 8/7/98

                                                                     ANNEX IX
                                                                        TO
                                                                   NOTE PURCHASE
                                                                   AND EXCHANGE
                                                                     AGREEMENT

                        [Letterhead of Company Counsel]

                               August ___, 1998

To Each of the Buyers
Listed on the Attached Schedule A

                          RE:  EQUALNET HOLDING CORP.

Ladies and Gentlemen:

          We have acted as counsel to EqualNet Holding Corp., a Texas corporation (the "Company"), in connection with the issuance by the Company of 5,000 shares (the "Preferred Shares") of Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), of the Company and Common Stock Purchase Warrants (the "Warrants") to purchase shares of Common Stock, par value $.01 per share (the "Common Stock") of the Company pursuant to the Subscription Agreements, each dated as of August ___, 1998 (collectively, the "Agreements"), by and between the Company and the buyer named therein (collectively, the "Buyers"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreements and, if not defined in the Agreements, in the Statement of Resolution.

          [OTHER INTRODUCTORY STATEMENTS ACCEPTABLE TO THE BUYERS MAY BE INCLUDED IN THIS FORM PRIOR TO EXECUTION OF SUBSCRIPTION AGREEMENTS.]

          Based upon the foregoing, we are of the opinion that:

          (1) Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted; the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreements, the Statement of Resolution, the Transfer Agent Agreement, the Warrants, the Registration Rights Agreements and the other agreements and instruments executed and delivered by the Company in connection therewith (collectively referred to as the "Transaction Documents"), and to consummate the transactions contemplated thereby; and the Company has no subsidiaries or equity investments in any other person other than the Subsidiaries;

                                     VII-1

          (2) The Transaction Documents have been duly and validly authorized by the Company; and the Transaction Documents have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Buyers of the Transaction Documents executed or to be executed by the Buyers, constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity, whether enforcement is considered in a proceeding at law or in equity;

          (3) The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the issuance of the Preferred Shares and the Warrants and the other transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both (i) result in any violation of any term of the Articles of Incorporation or by-laws of the Company or the Subsidiaries, (ii) conflict with or result in a breach by the Company or any Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties or assets are bound or affected or (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary to own or lease and operate any of their respective properties and to conduct any of their respective businesses or the ability of the Company or any Subsidiary to make use thereof;

          (4) The Preferred Shares have been duly authorized and, when issued and paid for in accordance with the Agreements, will be validly issued, fully paid and non-assessable; and the Dividend Shares have been duly authorized and, when issued as dividends on the Preferred Stock, will be validly issued, fully paid and nonassessable;

          (5) The Common Shares have been duly authorized and, when issued upon conversion of the Preferred Shares or the Dividend Shares or exercise of the Warrants, will be validly issued, fully paid and non-assessable;

          (6) The authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock of which __________________ shares were outstanding on August ___, 1998, all of which are fully paid and nonassessable; and (b) 5,000,000 shares of Preferred Stock, $.01 par value, of which __________________ shares have been designated Series A Preferred Stock and __________________ of which are outstanding, __________________
     shares have been

                                     VII-2
     designated Series B Preferred Stock and of which __________________ are outstanding, and 6,000 shares of which have been designated Series C Convertible Preferred Stock, of which 5,000 shares are being issued on the Closing Date pursuant to the Agreements; the Company has duly reserved from its authorized and unissued shares of Common Stock _____________ shares of Common Stock for issuance upon conversion of the Preferred Shares and the Dividend Shares and exercise of the Warrants; to the best of our knowledge after due inquiry, the SEC Reports disclose all outstanding options or warrants for the purchase of, or other rights to purchase or subscribe for, or securities convertible into or exchangeable for, Common Stock or other capital stock of the Company, or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any such options, warrants, rights or other securities; the Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (a) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding, and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option, stock purchase and similar plans which have been adopted by the Company or the Subsidiaries; and, immediately following the Closing, after giving effect to any antidilution or similar adjustment arising by reason of issuance of the Preferred Shares, the Dividend Shares or the Warrants, the total number of shares of Common Stock reserved and required to be reserved from the authorized and unissued shares of Common Stock for purposes of all such options, warrants, convertible securities, other rights and stock option, stock purchase and similar plans will be _______________________________; and there are no preemptive or similar rights of any stockholder of the Company or any other person to acquire the Preferred Shares, the Dividend Shares, the Warrants or the Common Shares.

               (7) The Common Stock is listed for trading on the Nasdaq National Market ("Nasdaq") and, (a) to the best of our knowledge, after due inquiry, no suspension of trading in the Common Stock is in effect, (b) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq, and (c) since January 1, 1996, the Company has not been notified by Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq; the Common Shares have been duly listed for trading on Nasdaq; the outstanding shares of Common Stock, and outstanding options, warrants and other securities to purchase Common Stock have been duly authorized and validly issued and in the case of the Common Stock are fully paid and non-assessable; none of such outstanding shares of Common Stock, options, warrants and other securities has been issued in violation of the preemptive rights of any securityholder of the Company; the authorized shares of Common Stock, and outstanding options, warrants and other securities to purchase Common Stock conform in all material respects to the descriptions thereof contained in the SEC Reports; and to the best of our knowledge, after due inquiry, no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement;

                                     VII-3

          (8) The Preferred Shares and the Warrants may be issued to the Buyers pursuant to the Agreements without registration under the 1933 Act and the Dividend Shares may be issued as dividends on the Preferred Stock without registration under the 1933 Act;

          (9) The Common Shares may be issued to the Buyers upon conversion of the Preferred Shares or the Dividend Shares, in accordance with the Statement of Resolution, or upon exercise of the Warrants, without registration under the 1933 Act;

          (10) No authorization, approval or consent of any, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market body or the stockholders of the Company is required to be obtained or made by the Company for the issuance and sale of the Preferred Shares and the issuance of the Warrants as contemplated by the Agreements, the issuance of the Dividend Shares in accordance with the Statement of Resolution or the issuance of the Common Shares on conversion of the Preferred Shares or the Dividend Shares or the exercise of the Warrants other than (a) such as may be required under any applicable securities or "blue sky" laws, as to which we express no opinion, and (b) the Form D to be filed by the Company with the SEC;

          (11) Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the best of our knowledge after due inquiry, threatened against or affecting the Company or any Subsidiary, wherein an unfavorable decision, ruling or finding could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the transactions contemplated by the Transaction Documents or which could materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Transaction Documents; and

          (12) The Company has timely filed with the SEC all forms, reports and other documents required to be filed with the SEC under the 1934 Act since January 1, 1996. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1934 Act.

          [OTHER QUALIFICATIONS AND LIMITATIONS ACCEPTABLE TO THE BUYERS MAY BE INCLUDED IN THIS FORM PRIOR TO EXECUTION OF THE SUBSCRIPTION AGREEMENTS.]

          These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by an other person, except that the opinions expressed in paragraphs (4), (5) and (9), may be relied upon by ChaseMellon Shareholder Services, L.L.C., as Transfer Agent and Registrar for the Common Stock.

                                 Very truly yours,



cc: ChaseMellon Shareholder Services, L.L.C., as Transfer Agent and Registrar

                                     VII-4

                                   SCHEDULE A


Advantage Fund II Ltd.
c/o CITCO
Kaya Flamboyan 9
CuraIao, Netherlands Antilles

                                      A-5